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                                                     EXHIBIT 4(f)

GOLDEN AMERICAN LIFE INSURANCE COMPANY            MODIFIED GUARANTEED ANNUITY
PO BOX 2700 WEST CHESTER, PA 19380-2700                       ENROLLMENT FORM
PHONE: (800) 366-0066
Express Mail:ING Variable Annuities 1475 Dunwoody Drive West Chester, PA 19380
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|1. POLICY INFORMATION                                |
|GOLDENSELECT Guarantee Annuity                           |
|Guarantee Period  1    3    5    6    7    8    9    10              |
|Initial Premium  ____ ____ ____ ____ ____ ____ ____ ____             |
|Total Premium _____________                              |
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|2. TYPE OF ANNUITY                               |
|__IRA Indicate contribution amount and appropriate tax year________          |
|__IRA Rollover   __SEP   __IRA   __SAR   __SEP   __IRA               |
|__403(B) TSA Transfer    __401(a) Plan   __Conduit IRA               |
|__Roth IRA   If transfer, provide original conversion date_________          |
|__Simple IRA Transfer Provide establishment date____________             |
|__Other_________________________________________                 |
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|3. POLICY OWNER                       JOINT OWNER                |
|(If different from annuitant)         (Not applicable if qualified plan)     |
|Name_______________                   Name_______________            |
|Address____________                   Address____________            |
|City_______ State_____ Zip_______     City___________ State_____ Zip_______  |
|__Male  __Female                      __Male  __Female               |
|Date of Birth ____/____/____          Date of Birth____/____/____        |
|Social Security Number___________     Social Security Number___________      |
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|4. ANNUITANT             JOINT ANNUITANT (Not applicable if qualified plan)  |
|Name_______________                   Name_______________            |
|Address____________                   Address____________            |
|City_______ State_____ Zip_______     City___________ State_____ Zip_______  |
|__Male  __Female                      __Male  __Female               |
|Date of Birth ____/____/____          Date of Birth____/____/____        |
|Social Security Number___________     Social Security Number___________      |
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|5. PRIMARY BENEFICIARY(IES)                              |
|FULL NAME(S)   RELATIONSHIP TO ANNUITANT   SOCIAL SECURITY #    % TO RECEIVE |
|____________________________________________________________________________ |
|____________________________________________________________________________ |
|____________________________________________________________________________ |
|(Add separate sheet signed by policyowner for additional/contingent          |
|beneficiary information.)                            |
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|6. REPLACEMENT                                   |
|IS THE POLICY APPLIED FOR TO REPLACE OR CHANGE ANY EXISTING LIFE         |
|INSURANCE OR ANNUITY CONTRACT?    __ YES          __ NO                      |
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|7. RATE LOCK - 1035(A) EXCHANGES / TRANSFER RATE LOCK YES _________%         |
|If Rate Lock is not selected, the rate will be determined when Golden        |
|American receives the funds. Estimated dollar amount $_________          |
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|8. SPECIAL REMARKS                               |
|                                         |
|                                         |
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|9. OWNER(S) ACKNOWLEDGEMENTS                             |
|Please read the following statements carefully and sign on the back:         |
|                                         |
|BY SIGNING, I ACKNOWLEDGE RECEIPT OF THE PROSPECTUS. I AGREE THAT, TO        |
|THE BEST OF MY KNOWLEDGE AND BELIEF, ALL STATEMENTS AND ANSWERS IN THIS      |
|ENROLLMENT FORM ARE COMPLETE AND TRUE AND MAY BE RELIED UPON IN DETERMINING  |
|WHETHER TO ISSUE THE CERTIFICATE. ONLY THE OWNER AND GOLDEN AMERICAN HAVE    |
|THE AUTHORITY TO MODIFY THIS ENROLLMENT FORM.                    |
|                                         |
|CERTIFICATES AND UNDERLYING SERIES SHARES OR SECURITIES WHICH FUND CONTRACTS |
|AND POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT   |
|DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. ALSO, | |THEY ARE SUBJECT TO MARKET FLUCTUATION, INVESTMENT RISK AND POSSIBLE LOSS OF |
|PRINCIPAL INVESTED.                                  |
|                                         |
|I UNDERSTAND THAT ANY AMOUNT ALLOCATED TO A GUARANTEE PERIOD MAY BE SUBJECT  |
|TO A MARKET VALUE ADJUSTMENT, WHICH MAY CAUSE THE VALUES TO INCREASE OR      |
|DECREASE, PRIOR TO A SPECIFIED DATE OR DATES AS SPECIFIED IN THE CERTIFICATE.|
|                                                        (CONTINUED ON BACK)  |
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GA-EA-1070                                                         5/25/2000


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|MY SIGNATURE CERTIFIES, UNDER PENALTY OF PERJURY, THAT THE TAXPAYER          |
|IDENTIFICATION NUMBER PROVIDED IS CORRECT. I AM NOT SUBJECT TO BACKUP        |
|WITHHOLDING BECAUSE: I AM EXEMPT; OR I HAVE NOT BEEN NOTIFIED THAT I         |
|AM SUBJECT TO BACKUP WITHHOLDINGS RESULTING FROM FAILURE TO REPORT ALL       |
|INTEREST DIVIDENDS; OR I HAVE BEEN NOTIFIED THAT I AM NO LONGER SUBJECT      |
|TO BACKUP WITHHOLDING. (STRIKE OUT THE PRECEDING SENTENCE IF SUBJECT TO      |
|BACKUP WITHHOLDING.) THE IRS DOES NOT REQUIRE MY CONSENT TO ANY PROVISION    |
|OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP      |
|WITHHOLDING.                                     |
|                                         |
|The following states acknowledgement of a fraud warning statement. Please    |
|refer to the fraud warning statement for your state as indicated below.      |
|Check the appropriate box pertaining to your resident state, sign and        |
|date at the bottom of this section (if your state is not listed, simply      |
|sign and date at the bottom).                            |
|                                         |
|__KENTUCKY. Any person who knowingly and with intent to defraud any          |
|insurance company or other person files an application containing        |
|any materialy false information, or conceals for the purpose of          |
|misleading information concerning any fact material thereto, commits a       |
|fraudulent insurance act, which is a crime.                      |
|                                         |
|__NEW JERSEY. Any person who includes any false or misleading            |
|information on an application for ani insurance policy is subject to         |
|criminal and civil penalties.                            |
|                                         |
|__OHIO. Any person who submits an application or files a claim           |
|containing a false or deceptive statement, with intent to defraud or         |
|knowingly facilitating a fraud against an insurer, is guilty of insurance    |
|fraud.                                       |
|                                         |
|__VIRGINIA. Any person who, with intent to defraud or knowing that he is     |
|facilitating a fraud against an insurer, submits an application or       |
|files a claim containing a false or deceptive statement may have violated    |
|the state law.                                   |
|                                         |
|__NEW MEXICO. Any person who knowingly presents a false or fraudulent        |
|claim for payment of a loss or benefit or knowingly presents             |
|false information in an application for insurance is guilty of a crime       |
|and may be subject to civil fines and criminal penalties.            |
|                                         |
|Signed at: City______________State__________________ Date ____/____/____     |
|__________________    (_____)_____-________    ________________________      |
|Owner's Signature     Telephone Number          Joint Owner's Signature      |
|                                         |
|On receiving your written request, we will provide you with              |
|information regarding the benefits and provisions of the annuity         |
|contract for which you have applied. If you are not satisfied, you       |
|may cancel your policy by returning it within 10 days after the date         |
|you receive it. Any premium paid for the returned policy will be refunded    |
|without interest.                                |
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|10. AGENT'S REPORT: To the best of your knowledge, does the policy       |
|applied for involve replacement or modification of any existing life         |
|insurance or annuity contract?    __Yes   ___No If yes, submit required      |
|replacement forms.                               |
|                                         |
|Producer Contract             Employee Contract                  |
|Client's Account Number: __________________                      |
|                                         |
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|Agent Signature   Print Agent Name   Social Security #   Broker/Dealer/Branch|
|                                         |
|                                         |
|                                         |
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GA-EA-1070                                                         5/25/2000


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